UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 24, 2009

_____________________________

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On August 24, 2009, Newfield Exploration Company issued a press release announcing that it has begun voluntarily curtailing a portion of its third quarter 2009 natural gas production in response to recent low natural gas prices and providing new production guidance ranges and expected costs and expenses for the third quarter of 2009.  A copy of the press release is furnished herewith as Exhibit 99.1.

On August 25, 2009, Newfield issued its @NFX publication, which includes the updated third quarter 2009 guidance and tables detailing complete hedging positions as of August 24, 2009.  A copy of the publication is furnished herewith as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release issued by Newfield Exploration Company on August 24, 2009
	99.2	@NFX Publication issued by Newfield Exploration Company on August 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: August 25, 2009	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Newfield Exploration Company on August 24, 2009
99.2	@NFX Publication issued by Newfield Exploration Company on August 25, 2009